                                                                  EXHIBIT 10.151
                                                                  --------------



                             MODIFICATION NUMBER ONE
                              TO THE LOAN AGREEMENT

First Union National Bank
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(Hereinafter referred to as the "Bank")

Bluegreen Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts Management, Inc.
f/k/a RDI Resort Services Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest One, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest, L.P.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Carolina Land, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Montana
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Communities, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Carolina National Golf Club, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Capital Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of the West, Inc.
f/k/a Properties of the West, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

BG/RDI Acquisition Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

RDI Group, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Dellona Enterprises, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts of Florida, Inc.
f/k/a Resort Development International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc.
f/k/a RDI Resources, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431
(INDIVIDUALLY AND COLLECTIVELY "BORROWER")

THIS AGREEMENT is entered into as of August 1, 1999 by and between Bank and Borrower.

                                    RECITALS

Bank is the holder of a Promissory Note executed and delivered by Borrower, dated September 23, 1998, in the original principal amount of $5,000,000.00 (the "Note"); and certain other Loan Documents, including a Loan Agreement, dated September 23, 1998 (the "Loan Agreement"); and

Borrower and Bank have agreed to modify the terms of the Loan Agreement.

In consideration of Bank's continued extension of credit and the agreements contained herein, the parties agree as follows:


                                    AGREEMENT

OUTSTANDING BALANCE. The total outstanding unpaid principal balance under the Note as of August 1, 1999 is $0.00.

MODIFICATIONS. Borrower has applied to Bank for an extension of the loan or loans (individually and collectively, the "Loan") evidenced by one or more promissory notes (whether one or more, the "Note") as follows:

Line of Credit - in the principal amount of $5,000,000.00 which is evidenced by a Renewal Promissory Note dated as of August 1, 1999 ("Line of Credit Note"), under which Borrower may borrow, repay, and reborrow, from time to time, so long as the total indebtedness outstanding at any one time does not exceed the principal amount minus the sum of (i) the amount available to be drawn plus (ii) the amount of unreimbursed drawings under all letters of credit issued by Bank for the account of Borrower. The Loan proceeds are to be used by Borrower solely for working capital and to issue letters of credit from time to time. The total amount of letters of credit to be issued under the Line of Credit Note shall not exceed $1,000,000.00 at any time nor have maturities greater than December 31, 2000. Bank's obligation to advance or readvance under the Line of Credit Note shall terminate if Borrower is in Default under the Line of Credit Note.

ACKNOWLEDGMENTS. Borrower acknowledges and represents that the Note and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that, after giving effect to this Agreement, no default or event that with the passage of time or giving of notice would constitute a default under the Loan Documents has occurred; that all representations and warranties contained in the Loan Documents are true and correct as of this date; that Borrower has taken all necessary action to authorize the execution and delivery of this Agreement; and that this Agreement is a modification of an existing obligation and is not a novation.

MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the applicable state as originally provided in the Loan Documents, without reference to that state's conflicts of laws principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Note, shall control. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts. Each such counterpart shall be deemed an original, but all such counterparts shall together constitute one and the same agreement. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Documents.

IN WITNESS WHEREOF, the undersigned have signed and sealed this Agreement the day and year first above written.



                           Bluegreen Corporation
                           Taxpayer Identification Number: 03-0300793

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, Senior Vice President


                           Bluegreen Resorts Management, Inc.
                           Taxpayer Identification Number:  65-0520217


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Resorts, Inc.
                           Taxpayer Identification Number:  65-0520212

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Holding Corporation (Texas)
                           Taxpayer Identification Number:  65-0796382

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Properties of the Southwest One, Inc.
                           Taxpayer Identification Number:  03-0315835

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, Executive Vice President


                           Properties of the Southwest, L.P.
                           By: Properties of the Southwest One, Inc.,
                           its: General Partner
                           Taxpayer Identification Number:  65-0796380

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, Executive Vice President


                           Bluegreen Asset Management Corporation
                           Taxpayer Identification Number:  03-0325365

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Carolina Land, Inc.
                           Taxpayer Identification Number:  03-0317601

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Corporation of Montana
                           Taxpayer Identification Number:  81-0400702

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Corporation of Tennessee
                           Taxpayer Identification Number:  03-0316460

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Corporation of the Rockies
                           Taxpayer Identification Number:  65-0349373

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Corporation of Virginia, Inc.
                           Taxpayer Identification Number:  52-1752664

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President

                           Bluegreen Communities, Inc.
                           Taxpayer Identification Number:  65-0484313

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Resorts International, Inc.
                           Taxpayer Identification Number:  65-0803615

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau,  President


                           Carolina National Golf Club, Inc.
                           Taxpayer Identification Number:  62-1667685

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau,  President


                           Leisure Capital Corporation
                           Taxpayer Identification Number:  03-0327285

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Properties of the West, Inc.
                           Taxpayer Identification Number:  59-3300205

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President


                           BG/RDI Acquisition Corp.
                           Taxpayer Identification Number:  65-0776572

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, President

                           RDI Group, Inc.
                           Taxpayer Identification Number:  59-2504187

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, Secretary


                           Dellona Enterprises, Inc.
                           Taxpayer Identification Number:  39-1130446

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, Secretary


                           Bluegreen Resorts of Florida, Inc.
                           Taxpayer Identification Number:  59-2151678

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau, Secretary


                           Bluegreen Vacations Unlimited, Inc.
                           Taxpayer Identification Number:  65-0433722

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            -------------------------------------------
                                Patrick E. Rondeau,  President


                           First Union National Bank

CORPORATE                  By:  /s/ JACQUELINE LEDEA
SEAL                            -------------------------------------------
                                Jacqueline Ledea, Vice President

(FIRST UNION LOGO)


                             RENEWAL PROMISSORY NOTE



    $5,000,000.00                                            August 1, 1999


Bluegreen Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts Management, Inc.
f/k/a RDI Resort Services Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Holding Corporation (Texas)
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest One, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Properties of the Southwest, L.P.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Asset Management Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Carolina Land, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Montana
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of Tennessee
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Corporation of the Rockies
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of Virginia, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Communities, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Carolina National Golf Club, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Leisure Capital Corporation
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Properties of the West, Inc.
f/k/a Properties of the West, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

BG/RDI Acquisition Corp.
4960 Blue Lake Drive
Boca Raton, Florida 33431

RDI Group, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Dellona Enterprises, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Resorts of Florida, Inc.
f/k/a Resort Development International, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431

Bluegreen Vacations Unlimited, Inc.
f/k/a RDI Resources, Inc.
4960 Blue Lake Drive
Boca Raton, Florida 33431
(INDIVIDUALLY AND COLLECTIVELY "BORROWER")

First Union National Bank
214 North Hogan Street - FL0070
Jacksonville, Florida 32202
(HEREINAFTER REFERRED TO AS THE "BANK")

RENEWAL/MODIFICATION. This Promissory Note renews, extends and/or modifies that certain Promissory Note dated September 23, 1998, evidencing an original principal indebtedness of $5,000,000.00 of which $0 is currently outstanding. This Promissory Note is not a novation.

Borrower promises to pay to the order of Bank, in lawful money of the United States of America, at its office indicated above or wherever else Bank may specify, the sum of Five Million and No/100 Dollars ($5,000,000.00) or such sum as may be advanced and outstanding from time to time with interest on the unpaid principal balance at the rate and on the terms provided in this Promissory Note (including all renewals, extensions or modifications hereof, this "Note").

INTEREST RATE. Interest shall accrue on the unpaid principal balance of this Note from the date hereof at the LIBOR Market Index Rate plus 1.5% as that rate may change from day to day in accordance with changes in the LIBOR Market Index Rate ("Interest Rate"). "LIBOR Market Index Rate", for any day, is the rate for 1 month U.S. dollar deposits as reported on Telerate page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a London business day, then the immediately preceding London business day (or if not so reported, then as determined by Bank from another recognized source or interbank quotation).

DEFAULT RATE. In addition to all other rights contained in this Note, if a Default (defined herein) occurs and as long as a Default continues, all outstanding Obligations shall bear interest at the Interest Rate plus 3% ("Default Rate"). The Default Rate shall also apply from acceleration until the Obligations or any judgment thereon is paid in full.

INTEREST AND FEE(S) COMPUTATION. (ACTUAL/360). Interest and fees, if any, shall be computed on the basis of a 360-day year for the actual number of days in the applicable period ("Actual/360 Computation"). The Actual/360 Computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 Computation produces an annualized effective rate exceeding that of the nominal rate.

REPAYMENT TERMS. This Note shall be due and payable in consecutive monthly payments of accrued interest only commencing on August 23, 1998, and on the same day of each month thereafter until fully paid. In any event, all principal and accrued interest shall be due and payable on December 31, 2000.

APPLICATION OF PAYMENTS. Monies received by Bank from any source for application toward payment of the Obligations shall be applied to accrued interest and then to principal. If a Default occurs, monies may be applied to the Obligations in any manner or order deemed appropriate by Bank.

If any payment received by Bank under this Note or other Loan Documents is rescinded, avoided or for any reason returned by Bank because of any adverse claim or threatened action, the returned payment shall remain payable as an obligation of all persons liable under this Note or other Loan Documents as though such payment had not been made.

DEFINITIONS. LOAN DOCUMENTS. The term "Loan Documents" used in this Note and other Loan Documents refers to all documents executed in connection with the loan evidenced by this Note and any prior notes which evidence all or any portion of the loan evidenced by this Note, and may include, without limitation, a commitment letter that survives closing, a loan agreement, this Note, guaranty agreements, security agreements, security instruments, financing statements, mortgage instruments, any renewals or modifications, whenever any of the foregoing are executed, but does not include swap agreements (as defined in 11 U.S.C. Section 101). OBLIGATIONs. The term "Obligations" used in this Note refers to any and all indebtedness and other obligations under this Note, all other obligations under any other Loan Document(s), and all obligations under any swap agreements as defined in 11 U.S.C. Section 101 between Borrower and Bank whenever executed. CERTAIN OTHER TERMs. All terms that are used but not otherwise defined in any of the Loan Documents shall have the definitions provided in the Uniform Commercial Code.

LATE CHARGE. If any payments are not timely made, Borrower shall also pay to Bank a late charge equal to 5% of each payment past due for 10 or more days.

Acceptance by Bank of any late payment without an accompanying late charge shall not be deemed a waiver of Bank's right to collect such late charge or to collect a late charge for any subsequent late payment received.

If this Note is secured by owner-occupied residential real property located outside the state in which the office of Bank first shown above is located, the late charge laws of the state where the real property is located shall apply to this Note and the late charge shall be the highest amount allowable under such laws. If no amount is stated thereunder, the late charge shall be 5% of each payment past due for 10 or more days.

ATTORNEYS' FEES AND OTHER COLLECTION COSTS. Borrower shall pay all of Bank's reasonable expenses incurred to enforce or collect any of the Obligations, including, without limitation, reasonable arbitration, paralegals', attorneys' and experts' fees and expenses, whether incurred without the commencement of a suit, in any trial, arbitration, or administrative proceeding, or in any appellate or bankruptcy proceeding.

USURY. If at any time the effective interest rate under this Note would, but for this paragraph, exceed the maximum lawful rate, the effective interest rate under this Note shall be the maximum lawful rate, and any amount received by Bank in excess of such rate shall be applied to principal and then to fees and expenses, or, if no such amounts are owing, returned to Borrower.

DEFAULT. If any of the following occurs, a default ("Default") under this Note shall exist: NONPAYMENT; NONPERFORMANCE. The failure of timely payment or performance of the Obligations or Default under this Note or any other Loan Documents. FALSE WARRANTY. A warranty or representation made or deemed made in the Loan Documents or furnished Bank in connection with the loan evidenced by this Note proves materially false, or if of a continuing nature, becomes materially false. CROSS DEFAULT. At Bank's option, any default in payment or performance of any obligation under any other loans, contracts or agreements of Borrower, any Subsidiary or Affiliate of Borrower, any general partner of or the holder(s) of the majority ownership interests of Borrower with Bank or its affiliates ("Affiliate" shall have the meaning as defined in 11 U.S.C. Section 101, except that the term "debtor" therein shall be substituted by the term "Borrower" herein; "Subsidiary" shall mean any business in which Borrower holds, directly or indirectly, a controlling interest). CESSATION; BANKRUPTCY. The death of, appointment of guardian for, dissolution of, termination of existence of, loss of good standing status by, appointment of a receiver for, assignment for the benefit of creditors of, or commencement of any bankruptcy or insolvency proceeding by or against the Borrower, its Subsidiaries or Affiliates, if any, or any general partner of or the holder(s) of the majority ownership interests of Borrower, or any party to the Loan Documents. MATERIAL CAPITAL STRUCTURE OR BUSINESS ALTERATION. Without prior written consent of Bank, (i) a material alteration in the kind or type of Borrower's business or that of Borrower's Subsidiaries or Affiliates, if any; (ii) the sale of substantially all of the business or assets of Borrower, any of Borrower's Subsidiaries or Affiliates or guarantor or a material portion (10% or more) of such business or assets if such a sale is outside the ordinary course of business of Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor or more than 50% of the outstanding stock or voting power of or in any such entity in a single transaction or a series of transactions; (iii) the acquisition of substantially all of the business or assets or more than 50% of the outstanding stock or voting power of any other entity; or (iv) should any Borrower, or any of Borrower's Subsidiaries or Affiliates or any guarantor enter into any merger or consolidation.

REMEDIES UPON DEFAULT. If a Default occurs under this Note or any Loan Documents, Bank may at any time thereafter, take the following actions: BANK LIEN. Foreclose its security interest or lien against Borrower's accounts without notice. ACCELERATION UPON DEFAULT. Accelerate the maturity of this Note and all other Obligations, and all of the Obligations shall be immediately due and payable. CUMULATIVE. Exercise any rights and remedies as provided under the Note and other Loan Documents, or as provided by law or equity.

FINANCIAL AND OTHER INFORMATION. Borrower shall deliver to Bank such information as Bank may reasonably request from time to time, including without limitation, financial statements and information pertaining to Borrower's financial condition. Such information shall be true, complete, and accurate.

YEAR 2000 COMPATIBILITY. Borrower shall take all action necessary to ensure that Borrower's computer based systems are able to operate and effectively process data including dates on and after January 1, 2000. At the request of Bank, Borrower shall provide Bank assurance acceptable to Bank of Borrower's Year 2000 compatibility.

LINE OF CREDIT ADVANCES. Borrower may borrow, repay and reborrow, and Bank may advance and readvance under this Note respectively from time to time until the maturity hereof (each an "Advance" and together the "Advances"), so long as the total indebtedness outstanding under this Note at any one time does not exceed the principal amount stated on the face of this Note minus the sum of (i) the amount available to be drawn plus (ii) the amount of unreimbursed drawings under all letters of credit issued by Bank for the account of Borrower. The total amount of letters of credit to be issued under the Line of Credit Note shall not exceed $1,000,000.00 at any time. Bank's obligation to make Advances under this Note shall terminate if Borrower is in Default or a representation in any of the Loan Documents is false or has become false. As of the date of each proposed Advance, Borrower shall be deemed to represent that each representation made in the Loan Documents is true as of such date. 45-DAY PAYOUT. During the term of the Note, Borrower agrees to pay down the outstanding balance to a maximum of $100.00 for 45 consecutive days annually.

If Borrower subscribes to Bank's cash management services and such services are applicable to this line of credit, the terms of such service shall control the manner in which funds are transferred between the applicable demand deposit account and the line of credit for credit or debit to the line of credit.

WAIVERS AND AMENDMENTS. No waivers, amendments or modifications of this Note and other Loan Documents shall be valid unless in writing and signed by an officer of Bank. No waiver by Bank of any Default shall operate as a waiver of any other Default or the same Default on a future occasion. Neither the failure nor any delay on the part of Bank in exercising any right, power, or remedy under this Note and other Loan Documents shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Each Borrower or any person liable under this Note waives presentment, protest, notice of dishonor, demand for payment, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of sale and all other notices of any kind. Further, each agrees that Bank may extend, modify or renew this Note or make a novation of the loan evidenced by this Note for any period and grant any releases, compromises or indulgences with respect to any collateral securing this Note, or with respect to any other Borrower or any other person liable under this Note or other Loan Documents, all without notice to or consent of each Borrower or each person who may be liable under this Note or other Loan Documents and without affecting the liability of Borrower or any person who may be liable under this Note or other Loan Documents.

MISCELLANEOUS PROVISIONS. ASSIGNMENT. This Note and other Loan Documents shall inure to the benefit of and be binding upon the parties and their respective heirs, legal representatives, successors and assigns. Bank's interests in and rights under this Note and other Loan Documents are freely assignable, in whole or in part, by Bank. In addition, nothing in this Note or any of the Loan Documents shall prohibit Bank from pledging or assigning this Note or any of the Loan Documents or any interest therein to any Federal Reserve Bank. Borrower shall not assign its rights and interest hereunder without the prior written consent of Bank, and any attempt by Borrower to assign without Bank's prior written consent is null and void. Any assignment shall not release Borrower from the Obligations. APPLICABLE LAW; CONFLICT BETWEEN DOCUMENTS. This Note and other Loan Documents shall be governed by and construed under the laws of the state named in Bank's address shown above without regard to that state's conflict of laws principles. If the terms of this Note should conflict with the terms of the loan agreement or any commitment letter that survives closing, the terms of this Note shall control. BORROWER'S ACCOUNTS. Except as prohibited by law, Borrower grants Bank a security interest in all of Borrower's accounts with Bank and any of its affiliates. JURISDICTION. Borrower irrevocably agrees to non-exclusive personal jurisdiction in the state named in Bank's address shown above. SEVERABILITY. If any provision of this Note or of the other Loan Documents shall be prohibited or invalid under applicable law, such provision shall be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note or other such document. NOTICES. Any notices to Borrower shall be sufficiently given, if in writing and mailed or delivered to the Borrower's address shown above or such other address as provided hereunder, and to Bank, if in writing and mailed or delivered to Bank's office address shown above or such other address as Bank may specify in writing from time to time. In the event that Borrower changes Borrower's address at any time prior to the date the Obligations are paid in full, Borrower agrees to promptly give written notice of said change of address by registered or certified mail, return receipt requested, all charges prepaid. PLURAL; CAPTIONS. All references in the Loan Documents to Borrower, guarantor, person, document or other nouns of reference mean both the singular and plural form, as the case may be, and the term "person" shall mean any individual, person or entity. The captions contained in the Loan Documents are inserted for convenience only and shall not affect the meaning or interpretation of the Loan Documents. BINDING CONTRACT.
Borrower by execution of and Bank by acceptance of this Note agree that each party is bound to all terms and provisions of this Note. ADVANCES. Bank in its sole discretion may make other Advances under this Note pursuant hereto. POSTING OF PAYMENTS. All payments received during normal banking hours after 2:00 p.m. local time at the office of Bank first shown above shall be deemed received at the opening of the next banking day. JOINT AND SEVERAL OBLIGATIONS. Each Borrower is jointly and severally obligated under this Note. FEES AND TAXES. Borrower shall promptly pay all documentary, intangible recordation and/or similar taxes on this transaction whether assessed at closing or arising from time to time.

ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto (a "Dispute") shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association (the "AAA") and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, claims brought as class actions, or claims arising from documents executed in the future. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. SPECIAL RULES. All arbitration hearings shall be conducted in the city named in the address of Bank first stated above. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 ET SEQ. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. PRESERVATION AND LIMITATION OF REMEDIES. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (ii) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and
(iv) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. WAIVER OF EXEMPLARY DAMAGES. The parties agree that they shall not have a remedy of punitive or exemplary damages against other parties in any Dispute and hereby waive any right or claim to punitive or exemplary damages they have now or which may arise in the future in connection with any Dispute whether the Dispute is resolved by arbitration or judicially. WAIVER OF JURY TRIAL. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.

IN WITNESS WHEREOF, Borrower, on the day and year first above written, has caused this Note to be executed under seal.


                           Bluegreen Corporation
                           Taxpayer Identification Number: 03-0300793

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, Senior Vice President


                           Bluegreen Resorts Management, Inc.
                           Taxpayer Identification Number:  65-0520217


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                               Patrick E. Rondeau, President


                           Bluegreen Resorts, Inc.
                           Taxpayer Identification Number:  65-0520212


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President




                           Bluegreen Holding Corporation (Texas)
                           Taxpayer Identification Number:  65-0796382


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President

                           Properties of the Southwest One, Inc.
                           Taxpayer Identification Number:  03-0315835


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, Executive Vice President


                           Properties of the Southwest, L.P.
                           By: Properties of the Southwest One, Inc.,
                           its: General Partner
                           Taxpayer Identification Number:  65-0796380


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, Executive Vice President


                           Bluegreen Asset Management Corporation
                           Taxpayer Identification Number:  03-0325365

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Carolina Land, Inc.
                           Taxpayer Identification Number:  03-0317601


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Corporation of Montana
                           Taxpayer Identification Number:  81-0400702


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Corporation of Tennessee
                           Taxpayer Identification Number:  03-0316460


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President

                           Bluegreen Corporation of the Rockies
                           Taxpayer Identification Number:  65-0349373


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Corporation of Virginia, Inc.
                           Taxpayer Identification Number:  52-1752664


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Communities, Inc.
                           Taxpayer Identification Number:  65-0484313


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President


                           Bluegreen Resorts International, Inc.
                           Taxpayer Identification Number:  65-0803615


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau,  President


                           Carolina National Golf Club, Inc.
                           Taxpayer Identification Number:  62-1667685


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau,  President



                           Leisure Capital Corporation
                           Taxpayer Identification Number:  03-0327285


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President

                           Bluegreen Properties of the West, Inc.
                           Taxpayer Identification Number:  59-3300205


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President


                           BG/RDI Acquisition Corp.
                           Taxpayer Identification Number:  65-0776572


CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, President


                           RDI Group, Inc.
                           Taxpayer Identification Number:  59-2504187

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, Secretary


                           Dellona Enterprises, Inc.
                           Taxpayer Identification Number:  39-1130446

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, Secretary


                           Bluegreen Resorts of Florida, Inc.
                           Taxpayer Identification Number:  59-2151678

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau, Secretary


                           Bluegreen Vacations Unlimited, Inc.
                           Taxpayer Identification Number:  65-0433722

CORPORATE                  By:  /s/ PATRICK E. RONDEAU
SEAL                            ------------------------------------------
                                Patrick E. Rondeau,  President